UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 21, 2014

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 7.01.	Regulation FD Disclosure.

On August 21, 2014, the Company issued a press release announcing the filing of an amended patent infringement lawsuit against Qualcomm Incorporated, Qualcomm Atheros, Inc., HTC Corporation, HTC America, Inc, Samsung Electronics Co.Ltd., Samsung Electronics America, Inc. and Samsung Telecommunications America, LLC. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, and the exhibits related thereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, and the exhibits related thereto, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On August 21, 2014, ParkerVision, Inc. (the “Company’) amended a patent infringement complaint originally filed on May 1, 2014 in the United States District Court for the Middle District of Florida against Qualcomm, Incorporated, Qualcomm Atheros, Inc., HTC Corporation and HTC America, Inc. The amended complaint adds Samsung Electronics Co. Ltd., Samsung Electronics America, Inc. and Samsung Telecommunications America, LLC as additional defendants in the case. In addition, the following four ParkerVision patents were added to the complaint: (i) U.S. Patent 6,580,902, “Frequency Translation Using Optimized Switch Structures” issued June 17, 2003 and expiring October 21, 2018 (“the ‘902 Patent”), (ii) U.S. Patent 7,194,246, “Methods and Systems for Down-converting a Signal Using a Complementary Transistor Structure” issued March 20, 2007 and expiring on October 21, 2018 (“the ‘246 Patent), (iii) U.S. Patent 7,218,907, “Method and Circuit for Down-converting a Signal” issued May 15, 2007 and expiring on October 21, 2018 (“the ‘907 Patent), and (iv) U.S. Patent 7,865,177, “Method and System for Down-converting an Electromagnetic Signal, and Transforms for Same, and Aperture Relationships” issued January 4, 2011 and expiring on November 12, 2018 (“the ‘177 Patent).

In addition to the Qualcomm and HTC devices named in the original complaint, the complaint further names any Samsung device that incorporates the Qualcomm accused devices including, but not limited to the Samsung Galaxy S3 cellular telephone handset (that incorporates Qualcomm’s RTR8600).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2014

PARKERVISION, INC.

By:	/s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer

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